UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) January 23, 2006
                                                        -----------------

                         Touchstone Resources USA, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

          Delaware                        50228                  33-0967974
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(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)               File Number)           Identification No.)

                  1600 Smith Street
                      Suite 5100
                    Houston, Texas                           77002
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       (Address of Principal Executive Offices)            (Zip Code)


Registrant's telephone number, including area code    (713) 784-1113
                                                     ---------------


         -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On January 17, 2006, Touchstone Resources USA, Inc. (the "Company", "we", or "us"), retained Stephen C. Haynes to serve as the Chief Financial Officer of the Company effective February 6, 2006.

      Stephen C. Haynes, 48, has over 20 years of experience in the petroleum and related industries. Since May, 2005, Mr. Haynes has served as the Controller of Carrizo Oil & Gas, Inc., a Houston, Texas based oil and gas exploration and development company whose shares are publicly traded. As Controller, Mr. Haynes was primarily responsible for developing and managing financial controls and reporting. In January 2001, Mr. Haynes founded Stephen C. Haynes, CPA where he provided financial consulting services to the oil and gas exploration, power generation and pipeline companies from January 2001 until May 2005. Prior to that, he worked for British Gas for eleven years holding a series of increasingly responsible positions culminating in his appointment as Vice President - Finance of Atlantic LNG, a joint venture of British Gas and several industry partners in Trinidad and Tobago. Mr. Haynes earned a Bachelor of Business Administration in accounting from Sam Houston State University and a Master of Business Administration with a concentration in finance from the University of Houston. Mr. Haynes is a certified public accountant and has attended the Executive Development Program at Harvard University.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Touchstone Resources USA, Inc.


Date:   February 1, 2006                   By: /s/ Roger Abel
        ----------------                       ---------------------------
                                               Roger Abel
                                               Chief Executive Officer


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